UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2007

Assured Pharmacy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-33165	98-0233878
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

17935 Sky Park Circle Suite F, Irvine, CA	85016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 222-9971

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02	Non-Reliance on Previously issued Financial Statements or a Related Audit
Report or Completed Interim Review

     On September 28, 2007, Robert DelVecchio, the Chief Executive Officer of the Registrant, and Haresh Sheth, the Chief Financial Officer of the Registrant, determined, after discussions with its independent public accounting firm, Miller Ellin & Company LLP (“Miller Ellin”), that its audited financial statements for the years ended December 31, 2005 and, consequently, December 31, 2006 which are included in Form 10-KSB for those periods and its unaudited financial statements for the quarters ended March 31, 2007 and June 30, 2007 which are included in Form 10-QSB for those periods, should be restated and that such financial statements should no longer be relied upon. These matters came to the attention of the Registrant’s Chief Financial Officer while preparing its response to the SEC’s comment letter with respect to an amended registration statement on Form SB-2.

     Specifically, the restatement arises out of certain errors relating to the accounting treatment for calculations applied to the drawdowns under two lines of credit entered into during 2005 which contained beneficial conversion features under guidelines set forth in EITF 98-5: Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios and EITF 00-27: Application of Issue No. 98-5 to Certain Convertible Instruments. The beneficial conversion amounts, totaling $771,502, resulting from the drawdowns under the lines of credit were not reflected in any of the Registrant’s financial statements and should have been recorded as an interest expense in the Registrant’s Consolidated Statement of Operations for the year ended December 31, 2005. This results in an increase in net loss from $4,797,092 to $5,568,594 for the year ended 2005. In addition, the beneficial conversion amount should have been credited to the additional paid in capital in the Registrant’s Consolidated Balance Sheets and Consolidated Statement of Stockholders’ Equity (Deficit) for the year ended December 31, 2005 resulting in an increase in accumulated deficit from $14,949,423 to $15,720,925 for the year ended 2005.

     Furthermore, the Registrant plans to reclassify deferred compensation in its Consolidated Balance Sheets of the restated financial statements and in all future financial statements as an increase in current or long term assets instead of an increase in stockholder’s deficit and plans to clarify and/or amend some of the footnote disclosure in its restated financial statements including the effect of the revisions for the interim reporting periods for years ended December 31, 2005 and December 31, 2006.

     The Registrant will file restated financial statements as amendments to periodic reports with the SEC on the appropriate forms as soon as possible. The Registrant’s Chief Financial Officer has discussed the matters disclosed in this current report, on Form 8K, with Miller Ellin.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2007

ASSURED PHARMACY, INC.

By: /s/ Robert DelVecchio_________
Name: Robert DelVecchio
Title: Chief Executive Officer